PLAN INVESTMENT FUND, INC.

(MONEY MARKET PORTFOLIO AND GOVERNMENT/REPO PORTFOLIO)

SUPPLEMENT DATED JANUARY 7, 2014

TO THE PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2013

On page 18 of the Prospectus, in the first sentence under the caption “Purchase of Participation Certificates” the phrase “, acting as its own distributor without the services of an underwriter,” is deleted.

On page 20 of the Prospectus, the following language is added immediately following the paragraph captioned “Anti-Money Laundering Requirements.”

Distributor

The Fund has entered into a Distribution Agreement dated as of January 7, 2014 with Foreside Fund Services, LLC (the “Distributor”), pursuant to which the Distributor is the Fund’s principal underwriter and acts as the Fund’s distributor in connection with the offering of the Participation Certificates of the Fund.

On page B-19 of the Statement of Additional Information, the following language is added immediately following the paragraph captioned “Expenses.”

Distributor

Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as the principal underwriter) of the Participation Certificates of the Fund. The Distributor is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA). The Distributor is not affiliated with the Fund or any of its service providers, except that Foreside Compliance Services, LLC provides compliance services to the Fund as described herein under “Compliance Services.” Each of the Distributor and Foreside Compliance Services, LLC is a wholly-owned subsidiary of Foreside Financial Group, LLC.

Under a Distribution Agreement with the Fund dated as of January 7, 2014 (the “Distribution Agreement”), during the continuous public offering of the Participation Certificates of the Fund, the Distributor shall use commercially reasonable efforts to assist with the distribution and sale of the Participation Certificates. The Distributor continually distributes Participation Certificates of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund Participation Certificates. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

The Distributor does not receive compensation from the Fund for its distribution services. Fees for the Distributor’s distribution services to the Fund are paid by the Administrator.

The Distribution Agreement has an initial term of up to two years and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees of the Fund or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Fund or the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

This Supplement should be retained with your Prospectus for future reference.